EXHIBIT 99.1
AMEX: BOO

Safe Harbor Statement We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements.

Who Is Collegiate Pacific? Nation's leading manufacturer, marketer and distributor of Sporting Goods in the USA $4-6B Market; highly fragmented - no large competitors 250,000+ School and Institutional Targets Sell equipment and team uniforms via Catalog, Telesales, Road Sales Professionals and the Internet Competition: Local Sporting Goods stores (25-30K in USA) CP Advantage: Factory-Direct; Remove Middle man - pass savings to customer.

Current Structure $40-45M 35-37% gm Equipment Catalogs Kurt Hagen $90-95M 30-32% gm Uniforms Road Sales Pros Tevis Martin $90-95M 30-32% gm Equipment, K-12 Internet/Catalog Terry Babilla Combination Migration Team BOO $225-230M (FY06) 32-33% gm (FY06) $.32 - .38 EPS (FY06) (73% Owned) DOKS (4/3/06)

Dominate an "Un-Sexy" Industry

$4-6B Institutional Sporting Goods

CRITICAL MASS	$225-230M in Direct Sales
3M Catalogs	Touching Customers/Prospects Every 25 Days
200 Road Salesman	Equipment <u>and</u> Branded Uniform One Stop Shop
50 TeleSales Reps	More than 3,000 Outbound Calls Daily (Prospecting)
Pricing Advantage	"Direct Like Dell"; 10-30% Advantage When Needed
10,000 SKU's	Proprietary; Re-Distributed; Drop-Ship - ONE STOP
Expertise	500+ Cumulative Years Experience on Mgmt. Team

Immense Barrier to Entry

COLLEGIATE PACIFIC

Land Grab: Sales Force Expansion from 22 States to ?? Uber-Marketing: Metric-Driven Intra-School Attack Plan Product Expansion: New SKU's Pumped Vertically into Market Softball Cheerleading Lacrosse Accretive Acquisitions: 20M - 200M Size Range (Targeted) Continued Growth Via: GOAL: 10%+ Organic Growth FY09 Then . . .

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internet Dominance Internal Decoration Centers "House Brand Direct" Best of Breed Uniform Partners "Shock With Speed" High-Margin Proprietary Equipment

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internet Dominance Internal Decoration Centers "House Brand Direct" Best of Breed Uniform Partners High-Margin Proprietary Equipment "Shock With Speed"

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internet Dominance Internal Decoration Centers Best of Breed Uniform Partners "Shock With Speed" High-Margin Proprietary Equipment "House Brands"

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internet Dominance Internal Decoration Centers "House Brand Direct" Best of Breed Uniform Partners "Shock With Speed" High-Margin Proprietary Equipment

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internet Dominance Internal Decoration Centers "House Brand Direct" "Shock With Speed" High-Margin Proprietary Equipment Best of Breed Uniform Partners

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internet Dominance "House Brand Direct" Best of Breed Uniform Partners "Shock With Speed" High-Margin Proprietary Equipment Internal Decoration Centers Stock Screen Ship FAST!

Re-Focus an Industry . . . Offering an Array of Proprietary Services that De-Emphasize Price, Maximize Profit and Leverage Internal Decoration Centers "House Brand Direct" Best of Breed Uniform Partners "Shock With Speed" High-Margin Proprietary Equipment Internet Dominance Platform (SSG) Industry Leader Scalable

Revolutionize an Industry The e-Procurement Leader Institutions 22/50 States Pushing Online Sports Procurement Individuals GSI Commerce Walmart.com Sams.com Amazon.com Target.com OEM Platinum Team Dealer Program - 50 Largest Dealers in USA Turning "Commoditized" Process to a Proprietary Process Tapping into Lucrative, Enormous Consumer Sport Enthusiast Market Technology Doing the Work for Them

.. . . Show The Leverage* Joint Buying Leverage Proprietary Bundle De- emphasizes Price Critical Mass Drives COGS Down Pricing Elasticity Cost Containment Leverage Fixed & Scalable Infrastructure Current and Future Efficiencies GOAL: 10%+ Operating Income* 35%+ Of Sales 25%- Of Sales SG&A Gross Margins * Illustration is not time/year specific

LOCK DOWN THE SPACE! And . . .

2007 2008 2009 $500M $450M $400M $350M $300M $275M $250M Fielder's Choice* * Not guidance or projection. Intended to illustrate flexibility of hypothetical strategies. - OR - Organic Path Organic + Acquired Path

Current Guidance * Includes SSPY merger termination expenses; SSPY inventory market adjustment; pro/legal expenses associated with S-3 filing FY06 FY07 SALES $225 - 230M $250M+ EPS $.32 - .38* $.62 - .78 ($.20 - .26 Q3-Q4)